UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08775

                                 Adhia Funds Inc
               (Exact name of registrant as specified in charter)

               1408 N. Westshore Blvd., Suite 611, Tampa, FL 33607 (Address of principal executive offices) (Zip code)

              Registrant's telephone number, including area code:
                                 (813)-289-8440

                         Adhia Investment Advisors, Inc.
                       1408 N. Westshore Blvd., Suite 611
                                Tampa, FL  33607
                    -----------------------------------------
                     (Name and Address of Agent for Service)


                      Date of fiscal year end: December 31
                    Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

Dear Fellow Shareholders:

     The year 2003 started with anxiety of the Iraq War, the SARS crisis in Asia, and a general fear of an extended recession. However, the year did end with solid economic recoveries throughout the G7 countries and most of the developing countries. For some countries, 2003 could be considered one of the best recoveries in decades. With all that in mind, most of the major stock markets through out the world showed a substantial gain during 2003. Additionally, the capture of Saddam Hussein just before Christmas provided the
icing on the cake.   The US achieved Gross Domestic Product (GDP) growth of
3.1%. Fuel for this growth was provided by a double dose of economic steroids of substantial federal income tax cuts and a historically low interest rate environment. These two stimuli provided an additional spending capacity to consumers and corporations alike. Although the economy expanded by more than 3%, the US unemployment rate fell only marginally during the period. The US stock market recovered from its low during the war period in April 2003 and started to show aggression similar to the 2000 Tech Bubble. The S&P 500 increased to 26.3% and the NASDAQ increased a whopping 50% for the year 2003.

ADHIA TWENTY FUND

     For the first time in the last four years of operation, the Twenty Fund did not outperform the S&P 500. Even though we have out performed the S&P 500 for the previous three years and since inception of the fund, we are disappointed
about the fund's performance in 2003.   For the year 2003, the Twenty Fund
posted a gain of 15.8% compared to the S&P 500's gain of 26.3%. The key failure of our performance in 2003 is inefficient deployment of capital.

     Gainers: Most of our positions experienced substantial gains during the 2003 market rally. When we compare the valuation of our holdings as of year-end 2002, communication chipmaker, Atmel jumped over 169%. We added an additional position in Atmel close to the end of 2003, which also increased by 4.4%. Fiber optic cables and plasma screens maker Corning jumped more than 210% over its value at the end of 2002. However, we are still losing money on both of these investments as our positions were bought when market valuations were much higher. We have added a new position in Brinkers International. This company is a leader in casual dining with popular restaurant chains like Chili's and Maggiano's Little Italy. This stock was picked up as a value stock with a P/E in the low teens. Our investment has gained over 6.8% in a short period. Recent wars have made Northrup Grumman known for its laser guided missiles. This defense giant is growing with its extensive portfolio of defense services and will benefit further from an increase in defense spending in the US. Our
investment has gained over 6% in just a few months.    We have closed our
position in Tommy Hilfiger as it was fairly valued in our model and we see no growth in the company's business model.

     Losers:  Even in such a broad rally, the fund experienced a few losses.
Our investment in BYSYS group was closed at a loss of 20.9%. This financial services company did not report earnings as projected. In addition, their recent acquisition strategies and management capabilities made us concerned for the long-term predictability of its earnings. Our holdings in ADC Telecom were closed at a loss of 34.2%. This telecom equipment and software provider lagged in overall market recovery. We have added two other positions that are currently losing money and worth mentioning to our shareholders. First, American Airlines, which is coming out of a terrible recession in the travel industry, we have added this position because the company had completed re-negotiation of its contracts with all of its labor unions that provided substantial savings. Our analysis shows that the cost cutting in labor and revised reduced fleet operations will allow this carrier to return to a handsome profit within the next year or so. However, at this time our holding shows a loss of about 1.9%. In addition, our investment in RF Micro Devices, which makes parts for cell phones, has dropped over 11.8%. This company is in the growth sector with a reasonable P/E ratio.

     Overall the Twenty Fund had a portfolio turn over rate of 31%. We will continue to deploy additional capital, as more opportunities are available. However, at the current level of market valuation, it has become difficult to find values.



ADHIA HEALTH CARE FUND

     The Health Care Fund had a mediocre performance for the year 2003. The Fund gained only 4.2% compared to 13.3% gain in the S&P Health Care Index. Again, the reason for the poor performance is inefficient use of capital, as the fund was not fully invested during 2003.

     Gainers: Our position in Humana has gained over 128% from its value as of end of year 2002 and over 89% over the cost basis. This health insurance provider has shown a great turn-around in its business. In addition, President Bush's proposal to increase Medicare participation with managed care entities would further add fuel to the growth in membership and profit for this company. We believe there is great potential for this stock to gain momentum in year 2004 and 2005. Our investment in IVAX has gained 116%. We continue to like this generic drug manufacturer, as more and more brand drugs are coming off their patent period. Also, generics have become more popular as consumers and health care providers look to fend of the exuberant cost of brand name drugs. We bought Merck & Company, a brand name drug giant with popular drugs like Zocor and Vioxx. This stock has been battered lately because of mishaps in their new drug pipeline. However, as a value stock it offers great potentials in our portfolio. On Merck, we have gained 4.9% in a short period. We have added positions in device makers Edward Life Science and Medtronics. Also, we have added pharmacy retailer Walgreens and Duane Reade. All four of these stocks have shown marginal gains during the short period since adding them to our holdings.

     Losers: We are losing 10.8% on our investment in Medimmune. This biotech company stock fell because its new nasal spray flu vaccine - Flumist did not get any substantial market share. However we believe that, at the current market valuation, it is a good investment for the long term. Also, we are losing about 1% of our investment on Health Management Associates. This company operates hospitals in small communities. Even though we have a slight loss on our investment, it is a great value as a long-term investment as more baby boomers hit retirement age.

     For the year 2003, we had a portfolio turn over rate of 32% in the Health Care Fund. Management is focused on value investments in the health care field, and we will continue to increase our portfolio and reduce our cash holding, as more opportunities become available.

ADHIA SHORT TERM ADVANTAGE FUND

     The Adhia Short Term Advantage Fund returned more than 2.6% for the year 2003 compared to the Lehman Brothers US Treasury 1-3 years return of 2.01%. Even though, as a rate of return, it may seem small, our fund has out performed most of the 1-3 year bond market indexes. The bond market has been more turbulent than usual. The benchmark ten-year treasury note saw a yield drop to the low 3% in June 2003 and jumped back in the mid 4% range by August 2003. Such a huge spike in interest rate in a short period of time created an extremely volatile market. However, this type of volatility has not put any dent in our portfolio value because of the short nature of our portfolio.

     The fund's portfolio consisted of bonds, mainly government agency debentures and mortgage-backed securities (84.9 %), certificates of deposit
(13.0%) and a money market fund (2.1%).   We have not listed gainers and losers
like our equity portfolios because all of our holdings are held to maturity investments and we limit trading to a minimum or none as in the case of year 2003, as our portfolio turn over rate was "zero". We were able to stagger maturities of our bonds and certificates of deposit in such a way that allowed us to maintain liquidity for our stockholders without selling our holdings. This fund provided an above average return; great liquidity; and the principle and interest are guaranteed by the US Government or its agencies.

OUTLOOK FOR 2004

     Many of the technology stocks are currently trading at a P/E of 30 and higher based on 2004 and 2005 earnings projections. Also, some of these earnings projections are counting on continuous improvements in gross profit margins and revenue growth. Historically, companies have reported improved profit margins on a comparable basis when they are coming out of a recession. The key factor here is that most factories during a recession are not working at their full capacity. As demand increases, factories are utilizing resources efficiently creating economies of scales. However, any further demand would require deployment of more capital resources for these factories, which in turn will result in a lower rate of return on investment comparable to when they were using excess capacity at the exit of a recession. We believe that the US stock market has once again gotten ahead of itself on speculative trading. Every time the S&P 500 trades at P/E ratios in the 20s, the potential return for investors are diminished substantially compared to historical averages. The S&P 500's current P/E of 23.5 makes us extremely cautious on our commitments to the US equity market.

The Federal Budget Deficit, which was emphasized in a recent testimony by the Federal Reserve Chairman, Alan Greenspan, stands at over $500 billion on an annual basis. We cannot fund three wars; Iraq, Afghanistan, and homeland security, and at the same time offer new multi-billion dollar prescription drug benefits to seniors and federal income tax cuts. Under the current federal budget system, income is diminishing and expenses are increasing at an exponential rate. Add to that the drop in valuation of the dollar against other major currencies and we are looking at a substantial economic imbalance in the long run.

     The US unemployment rate improved to 5.6% compared to last June's 6.3%. However, this employment recovery is sluggish compared to the growth in the economy. Outsourcing to vendors outside the US and efficient use of technology are blamed for this slow improvement in the job market. When you consider that more than 2 million adult Americans between ages of 25 and 54 who have left the labor force since 2001, according to many economists, the real unemployment rate may be much higher than reported.

     Based on the current valuation of the stock market and the current job
market, we remain cautious of the recent rally in technology stocks.   We
believe that the market would reset back to a lower level during 2004. We will remain true to our value focus and continue to search the market for relative value rather than follow the herd. This may translate in a lower return for certain periods when market valuation is out of equilibrium but should provide a
better long-term performance.   We look forward to what should be another
eventful year, and appreciate your confidence and continued participation.

Sincerely,

/s/ Hitesh (John) P. Adhia
-------------------------------------
Hitesh (John) P. Adhia
President & Chief Investment Officer
Adhia Investment Advisors, Inc.

Independent Auditor's Report


The Board of Directors and Shareholders
Adhia Funds, Inc.
  Adhia Twenty Fund
  Adhia Healthcare Fund
  Adhia Short Term Advantage Fund


We have audited the accompanying statements of assets and liabilities of Adhia Funds, Inc. - Adhia Twenty Fund, Adhia Health Care Fund, and Adhia Short Term Advantage Fund, including the schedules of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adhia Funds, Inc. - Adhia Twenty Fund, Adhia Health Care Fund, and Adhia Short Term Advantage Fund, as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.



/s/ Alan K. Geer, P.A.
Alan K. Geer, P.A., CPA's
Tampa, Florida
February 16, 2004

                             ADHIA FUNDS INC.
                             Adhia Twenty Fund
                    Statement of Assets and Liabilities
                          As of December 31, 2003


Assets:
   Investments in securities, at fair value (cost $2,234,259)   $  2,110,364
   Cash                                                              124,210
   Receivable from affiliates                                            563
                                                               --------------
   Total assets                                                    2,235,137
                                                               --------------

Liabilities:
   Payable to advisor                                                  7,299
   Accrued expenses                                                    4,366
                                                               --------------
   Total liabilities                                                  11,665
                                                               --------------
Net assets, at value                                            $  2,223,472
                                                               ==============

Net assets:
   Net unrealized appreciation (depreciation) on investments    $   (123,895)
   Accumulated net realized gain (loss)                              (42,987)
   Accumulated net investment income (loss)                          (22,234)
   Paid in capital                                                 2,412,588
                                                               --------------
Net assets, at value                                            $  2,223,472
                                                               ==============


Net asset value per share
   Class A common
   Offering and redemption price per share
   ($2,223,472 / 209,677.277 shares outstanding,
   $0.0001 par, 100,000,000 shares authorized)                     $10.60



The accompanying notes are an integral part of these financial statements.





<PAGA>
                               ADHIA FUNDS INC.
                              Adhia Twenty Fund
                            Statement of Operations
                     For the Year Ended December 31, 2003


Investment income:
   Dividends                                                   $    7,088
   Interest                                                         3,433
                                                            --------------
       Total income                                            $   10,521

Expenses:
   Transfer agent services                                         15,397
   Management fees                                                 11,145
   Professional fees                                                1,619
   Insurance expense                                                1,479
   Membership fees                                                  1,255
   Directors' fees                                                    937
   Other expenses                                                   3,551

                                                            --------------
       Total operating expenses                                    35,383
          Waiver of management fees                                (7,521)
                                                            --------------
       Net expenses                                                27,862
                                                            --------------
Net investment income (loss)                                      (17,341)

Net realized gain (loss) from:
   Investments in securities                                        5,160
   Call options written                                             5,357
                                                            --------------
                                                                   10,517
Net unrealized appreciation (depreciation)
 during the period on:
   Investments in securities                                      149,311
                                                            --------------
Net gain (loss) on investment transactions                        159,828
                                                            --------------
Net increase (decrease) in net assets
 resulting from operations                                    $   142,487
                                                            ==============


The accompanying notes are an integral part of these financial statements.

                              ADHIA FUNDS INC.
                              Adhia Twenty Fund
                      Statement of Changes in Net Assets
                       For the Years Ended December 31,

                                                             2003             2002
                                                        --------------   --------------
Increase (decrease) in net assets

Operations:
   Net investment income (loss)                          $    (17,341)    $     (9,662)
   Net realized gain (loss) from investments                   10,517          (83,402)
   Net unrealized appreciation (depreciation)
    on investments                                            149,311         (193,226)
                                                        --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                                   142,487         (286,290)

Fund share transactions:
   Proceeds from shares sold                                1,533,989          133,534
   Cost of shares redeemed                                   (111,792)        (825,595)
                                                        --------------   --------------
Net increase (decrease) in net assets from
  fund share transactions                                   1,422,197         (692,061)
                                                        --------------   --------------
Increase (decrease) in net assets                           1,564,684         (978,351)
Net assets at the beginning of the period                     658,788        1,637,139
                                                        --------------   --------------
Net assets at the end of the period
  ($22,234 and $4,893 undistributed losses
   in 2003 and 2002, respectively)                       $  2,223,472     $    658,788
                                                        ==============   ==============



The accompanying notes are an integral part of these financial statements.

                              ADHIA FUNDS INC.
                           Adhia Health Care Fund
                    Statement of Assets and Liabilities
                         As of December 31, 2003


Assets:
   Investments in securities, at fair value (cost $464,702)     $    478,522
   Cash                                                               27,357
   Receivable from advisors                                            4,145
   Prepaid insurance                                                     118
                                                               --------------
   Total assets                                                 $    510,142
                                                               --------------

Liabilities:
   Accrued expenses                                                      766
   Payable to affiliate                                                  216
                                                               --------------
   Total liabilities                                                     982
                                                               --------------
Net assets, at value                                            $    509,160
                                                               ==============


Net assets:
   Net unrealized appreciation (depreciation) on investments    $     13,820
   Accumulated net realized gain (loss)                                 (604)
   Accumulated net investment income (loss)                           (5,902)
   Paid in capital                                                   501,846
                                                               --------------
Net assets, at value                                            $    509,160
                                                               ==============


Net asset value per share
   Class A common
   Offering and redemption price per share
   ($509,160 / 51,541.236 shares outstanding,
   $0.0001 par, 50,000,000 shares authorized)                   $   9.88




The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                          Adhia Health Care Fund
                         Statement of Operations
                   For the Year Ended December 31, 2003



Investment income:
   Dividends                                                  $         478
   Interest                                                             737
                                                             ---------------
       Total income                                           $       1,215

Expenses:
   Transfer agent services                                            4,911
   Management fees                                                    2,628
   Membership fees                                                      667
   Bank charges                                                         589
   Professional fees                                                    587
   Other expenses                                                     1,256
                                                             ---------------
       Total operating expenses                                      10,638
          Waiver of management fees                                  (2,628)
          Reimbursement of expenses                                  (1,618)
                                                             ---------------
       Net expenses                                                   6,392
                                                             ---------------
Net investment income (loss)                                         (5,177)

Net realized gain (loss) from investments                               770

Net unrealized appreciation (depreciation) during the period         17,695
                                                             ---------------
Net gain (loss) on investment transactions                           18,465
                                                             ---------------
Net increase (decrease) in net assets
 resulting from operations                                    $      13,288
                                                             ===============



The accompanying notes are an integral part of these financial statements.

                              ADHIA FUNDS INC.
                           Adhia Health Care Fund
                      Statement of Changes in Net Assets
           For the Year Ended December 31, 2003 and the Period from
             July 24, 2002 (effective date) to December 31, 2002


                                                             2003             2002
                                                        --------------   --------------
Increase (decrease) in net assets

Operations:
   Net investment income (loss)                          $     (5,177)    $       (725)
   Net realized gain (loss) from investments                      770           (1,374)
   Net unrealized appreciation (depreciation)
    on investments                                             17,695           (3,875)
                                                        --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                                    13,288           (5,974)

Fund share transactions:
   Proceeds from shares sold                                  422,193          139,799
   Cost of shares redeemed                                    (60,146)            -
                                                        --------------   --------------
Net increase (decrease) in net assets from
  fund share transactions                                     362,047          139,799
                                                        --------------   --------------
Increase (decrease) in net assets                             375,335          133,825
Net assets at the beginning of the period                     133,825             -
                                                        --------------   --------------
Net assets at the end of the period
  ($5,902 and $725 undistributed losses
   in 2003 and 2002, respectively)                       $    509,160     $    133,825
                                                        ==============   ==============



The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                     Adhia Short Term Advantage Fund
                   Statement of Assets and Liabilities
                          As of December 31, 2003


Assets:
   Investments in securities, at fair value (cost $757,269)     $    768,857
   Cash                                                               51,796
   Interest receivable                                                 9,487
   Prepaid insurance                                                     205
                                                               --------------
   Total assets                                                 $    830,345
                                                               --------------

Liabilities:
   Payable to advisor                                                  2,891
   Accrued expenses                                                      726
   Payable to affiliate                                                  347
                                                               --------------
   Total liabilities                                                   3,964
                                                               --------------
Net assets, at value                                            $    826,381
                                                               ==============


Net assets:
   Net unrealized appreciation (depreciation) on investments    $     11,588
   Accumulated net realized gain (loss)                                   26
   Accumulated net investment income (loss)                              -
   Paid in capital                                                   814,767
                                                               --------------
Net assets, at value                                            $    826,381
                                                               ==============


Net asset value per share
   Class A common
   Offering and redemption price per share
   ($826,381 / 82,620.075 Shares Outstanding,
   $0.0001 par, 50,000,000 shares authorized)                     $10.00



The accompanying notes are an integral part of these financial statements.

                              ADHIA FUNDS INC.
                       Adhia Short Term Advantage Fund
                           Statement of Operations
                     For the Year Ended December 31, 2003



Investment income:
   Interest                                              $      34,410
                                                        ---------------
Total Income                                             $      34,410

Expenses:
   Management fees                                               7,509
   Transfer agent services                                       4,572
   Membership fees                                                 867
   Bank charges                                                    997
   Other expenses                                                3,565
                                                        ---------------
       Total operating expenses                                 17,510
          Waiver of management fees                             (1,774)
          Reimbursement of expenses                             (1,097)
                                                        ---------------
       Net expenses                                             14,639

Net investment income (loss)                                    19,771

Net realized gain (loss) from investments                         -

Net unrealized appreciation (depreciation)
 during the period                                               6,445
                                                        ---------------
Net gain (loss) on investment transactions                       6,445
                                                        ---------------
Net increase (decrease) in net assets
 resulting from operations                               $      26,216
                                                        ===============


The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                     Adhia Short Term Advantage Fund
                   Statement of Changes in Net Assets
         For the Year Ended December 31, 2003 and the Period from
            July 24, 2002 (effective date) to December 31, 2002


                                                             2003             2002
                                                        --------------   --------------
Increase (decrease) in net assets

Operations:
   Net investment income (loss)                          $     19,771     $      5,624
   Net realized gain (loss) from investments                     -                 792
   Net unrealized appreciation (depreciation)
    on investments                                              6,445            5,143
                                                        --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                                    26,216           11,559

Distributions of income                                       (19,771)          (5,625)
Distributions of capital gains                                   -                (765)
Return of capital                                             (12,611)            -

Fund share transactions:
   Proceeds from shares sold                                  484,928          904,745
   Shares issued from dividend reinvestment                    32,271            6,390
   Cost of shares redeemed                                   (600,956)            -
                                                        --------------   --------------
Net increase (decrease) in net assets from
  fund share transactions                                     (83,757)         911,135
                                                        --------------   --------------
Increase (decrease) in net assets                             (89,923)         916,304
Net assets at the beginning of the period                     916,304             -
                                                        --------------   --------------
Net assets at the end of the period
  ($0 undistributed in 2003 and 2002)                    $    826,381     $    916,304
                                                        ==============   ==============


The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                             Adhia Twenty Fund
                          Schedule of Investments
                          As of December 31, 2003

           Security                                   Shares      Fair Value
           ---------------------------------------   ---------   ------------
Common stocks
     1.7%   Banking
              JP MORGAN CHASE & CO                       1,000     $   36,720
     1.5%   Diversified Companies
              GENERAL ELECTRIC CO                        1,000         30,880
     1.5%   Telephone & Communication Equipment
              CORNING *                                  3,000         31,200
     3.7%   Airlines
              AMR CORP *                                 6,000         77,700
     7.1%   Semiconductor Manufacturing
              ATMEL CORP *                              11,500         69,115
              RF MICRO DEVICES INC *                     8,000         80,480
     4.5%   Aerospace/Defense
              NORTHRUP GRUMMAN CORP                      1,000         95,360
     3.6%   Computer Systems
              SUN MICROSYSTEMS INC *                     5,000         22,350
              INTEL CORP                                 1,000         32,050
              HEWLETT PACKARD CO                         1,000         22,920
     0.3%   Health Care - Fitness
              BALLY TOTAL FITNESS HLDGS *                1,000          7,020
     0.7%   Tire
              GOODYEAR TIRE & RUBBER CO *                2,000         15,680
     0.6%   Health Care- Biotech
              AMGEN INC COM *                              200         12,358
     7.8%   Health Care - Pharmaceutical
              BRISTOL MYERS SQUIBB CO                    1,000         28,600
              PFIZER INC                                 1,200         42,264
              MERCK & CO INC                             2,000         92,380
     2.7%   Restaurants
              MCDONALDS CORP                             1,000         24,830
              BRINKERS INTERNATIONAL INC *               1,000         33,160
     3.5%   Chemical and Industrial
              DUPONT E I DE NEMOURS & CO                 1,600         73,376
     2.8%   Consumer Products
              KIMBERLY-CLARK CORP                        1,000         59,050
     1.1%   Entertainment
              THE WALT DISNEY CO                         1,000         23,280


The accompanying notes are an integral part of these financial statements.

                             ADHIA FUNDS INC.
                             Adhia Twenty Fund
                   Schedule of Investments - (Continued)
                          As of December 31, 2003

           Security                                   Shares      Fair Value
           ---------------------------------------   ---------   ------------
Common stock
     1.1%   Apparel Industry
              GAP INC                                  1,000     $    23,200
     2.0%   Retail
              DOLLAR GENERAL CORP *                    2,000          41,900
                                                                 ------------
46.2%       Total common stocks (cost $1,099,768)                $   975,873
                                                                 ------------

Money Market

    53.8%   Money market (cost $1,134,491)         1,134,491     $ 1,134,491
                                                                 ------------
100%     Total investment in securities (cost $2,234,259)        $ 2,110,364
                                                                 ============


*  Non-income producing.


The accompanying notes are an integral part of these financial statements

                             ADHIA FUNDS INC.
                          Adhia Health Care Fund
                         Schedule of Investments
                         As of December 31, 2003


            Security                                    Shares     Fair Value
            ---------------------------------------   ---------   ------------
Common Stocks
     1.0%   Medical Equipment
              BECKMAN COULTER INC                          100     $    5,087
    13.2%   Medical Devices
              EDWARD LIFESCIENCES CORP *                   800         24,064
              MEDTRONIC INC                                800         38,848
     0.6%   Health Care - Fitness
              BALLY TOTAL FITNESS HLDGS *                  400          2,800
     5.1%   Pharmacy Retail
              DUANE READE INC *                          1,000         16,960
              WALGREEN CO                                  200          7,268
     1.9%   Health Insurance
              HUMANA INC                                   400          9,140
     5.0%   Hospitals
              HEALTH MGMT ASOCIATES INC                  1,000         24,000
    13.2%   Health Care - Pharmaceutical
              IVAX CORP *                                  500         11,935
              SCHERING PLOUGH CORP                         200          3,478
              BRISTOL-MEYERS SQUIBB CO                     700         20,020
              MERCK & CO INC                               600         27,714
     5.3%   Health Care - Biotech
              MEDIMMUNE INC                              1,000         25,380
     2.2%   Information Technology
              WEBMD CORP *                               1,200         10,788
                                                                  ------------
47.5%       Total common stocks (cost $213,662)                    $  227,482

Money Market

    52.5%   Money market (cost $251,040)               251,040     $  251,040
                                                                  ------------
100.0%   Total investment in securities (cost $464,702)            $  478,522
                                                                  ============


* Non-income producing.



The accompanying notes are an integral part of these financial statements.

                               ADHIA FUNDS INC.
                        Adhia Short Term Advantage Fund
                            Schedule of Investments
                            As of December 31, 2003

         Security                                 Face Amount     Fair Value
         ------------------------------------    -------------   ------------
Bonds
  3.4%   FHR 1992-205 S, 11.55%, 11/25/09         $    24,418     $   26,023

 35.0%   FHLB Variable Rate, 09/30/05                 245,000        269,201

 20.7%   FHLB Variable Rate, 09/29/08                 150,000        159,389

 25.8%   FHR 2522 PN, 5%, 12/15/17                    198,231        198,355
                                                                 ------------
 84.9%   Total bonds (cost $641,380)                                 652,968

Certificates of Deposit

 13.0%   MBNA American Bank NA
          2.65% 02/02/2004 (cost $100,000)            100,000        100,000

Money Market

  2.1%   Money market (cost $15,889)                   15,889         15,889
                                                                 ------------
100.0%   Total investment in securities (cost $757,269)           $  768,857
                                                                 ============



The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Adhia Funds, Inc. (the "Company" or the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, which currently offers a family of three mutual funds, Adhia Twenty Fund (the "Twenty Fund"), Adhia Health Care Fund (the "HC Fund"), and Adhia Short Term Advantage Fund (the "STA Fund"). The Company was incorporated under the laws of Maryland on January 27, 1998. The Registration for the Twenty Fund was effective January 1, 1999, while Registration for the HC Fund and the STA Fund became effective July 24, 2002. The Twenty Fund's investment objective is to seek capital appreciation through investment in an average of approximately twenty different stocks. The HC Fund's investment objective is to seek capital appreciation through investment in companies involved in the health care industry. The STA Fund's investment objective is to preserve principal while generating a rate of return that exceeds the return on money market mutual funds or treasury bills.

I.     Significant Accounting Policies

Security Valuation. Equity securities are valued at the latest closing sales price reported by the principal security exchange on which the issues are traded. Securities for which no sales are reported are valued at the most recent bid quotation. Short-term investments are valued at amortized costs, which approximates fair value. Bonds are valued using the latest bid prices as furnished by an independent pricing service. Call options written are valued at
the last closing price.   Securities and other assets for which market
quotations are not readily available are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the board of directors (the "Board"). Among various methods, the Board may consider using, an independent third party pricing service, values provided by market makers, the trading prices of similar securities, or other similar valuation methods to reflect fair values of securities.

Options Writing. The premiums received by the Fund for options written are recorded as a liability in the Statement of Assets and Liabilities. Fair value adjustments are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Realized gains (losses) are recorded in the Statement of Operations upon the exercise or closing of the options or upon their expiration.

The following table describes the Twenty Fund's option activities for the year ended December 31, 2003.

                                                       Shares       Premiums
                                                  Subject to Call   Received
                                                  ---------------   --------
Options outstanding at December 31, 2002               2,600        $  3,552
Options written                                        2,500           6,505
Options terminated in closing
 purchase transactions or expired                     (5,100)        (10,057)
                                                  ---------------   --------
Options outstanding at December 31, 2003                -           $   -
                                                  ===============   ========

Federal Income Taxes. The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

At December 31, 2003, the Fund had net tax basis capital loss carryforward of $73,333 for the Twenty Fund and $604 for the HC Fund, which may be applied against the respective Fund's realized net taxable capital gains of each succeeding year until fully utilized or until 2010, the expiration date, whichever occurs first. During 2003, the Twenty Fund utilized $10,517 in capital loss carryforward and the HC Fund utilized $770 in capital loss carryforward.

The Funds' cost basis of its investments is substantially the same for federal income tax purposes.

At December 31, 2003, the Funds' components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Twenty Fund
-----------
Undistributed ordinary income                                   $       -
Undistributed net long-term capital gains                       $       -
Capital loss carryforward                                       $    73,333
Net unrealized appreciation (depreciation) on investments       $  (123,895)

Health Care Fund
----------------
Undistributed ordinary income                                   $       -
Undistributed net long-term capital gains                       $       -
Capital loss carryforward                                       $       604
Net unrealized appreciation (depreciation) on investments       $    13,820

Short Term Advantage Fund
-------------------------
Undistributed ordinary income                                   $       -
Undistributed net long-term capital gains                       $       -
Capital loss carryforward                                       $       -
Net unrealized appreciation (depreciation) on investments       $    11,588

Other. Interest income is recorded on the accrual basis. Security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Premiums and discounts on bonds purchased are amortized and accreted, respectively, to interest income over the lives of the respective bonds.

Identifiable expenses are charged to the specific Fund that incurred the expense. General expenses not identified to a specific fund are allocated equally or based on a percentage of average net assets to total average net assets depending on the type and nature of expense.

Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

II.     Related Party

The Fund has an agreement with Adhia Investment Advisors, Inc. (the "Advisor"), with whom certain officers and directors of Adhia Funds, Inc. are affiliated, to furnish investment advisory services to the Fund. The Advisor develops the investment programs, selects portfolio managers, and monitors the portfolio managers' results. In addition, the Advisor provides all general management and administration of the Fund.

Under the terms of this agreement, the Fund will pay the Advisor a monthly fee based on each fund's average daily net assets at the annual rate as follows:

      Twenty Fund                  1.00%
      Health Care Fund             1.00%
      Short Term Advantage Fund    0.75%

Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 2 1/2% of average net assets, which is the lowest limitation imposed by state securities administrators, the Advisor will reimburse the Fund for the amount of such excess.

For the period ended December 31, 2003, the funds incurred advisory fees as follows:

                                     Advisory Fees    Waiver of Management Fee
                                     -------------    ------------------------
     Twenty Fund                      $    11,857             $    7,521
     Health Care Fund                 $       468                  2,628
     Short Term Advantage Fund        $     1,672                  1,774

In addition, the Fund recorded reimbursement of expenses from the Advisor of $1,618 for the HC Fund and $1,097 for the STA Fund. At December 31, 2003, the Twenty Fund owed the Advisor $7,299 and the STA Fund owed the Advisor $2,891 in management fees. The Advisor owed the HC Fund $4,145 in reimbursements at December 31, 2003.

III     Organization Costs:
Organizational costs and initial registration expenses are paid by the sponsor and Advisor, Adhia Investment Advisors, Inc.

IV.    Investment Transactions:
For the period ended December 31, 2003, purchases and proceeds of sales of investment securities were as follows:

                                        Purchases         Sales
                                      -------------   -------------
     Twenty Fund                       $   642,345     $   359,084
     Health Care Fund                  $   204,318     $    82,259
     Short Term Advantage Fund         $   707,719     $      -

V.     Capital Stock:

The Company is authorized to issue 500,000,000 shares of common stock at $.0001 par value. Of which, 100,000,000 has been allocated to the Twenty Fund, 50,000,000 to the HC Fund, and 50,000,000 to the STA Fund. The following table summarizes share activities in the Fund for the periods ended December 31:

                                          2003           2002
                                      ------------   ------------
Shares sold
-----------
Twenty Fund                           148,546.791     13,376,252
Health Care Fund (1)                   43,653.518     14,110.544
Short Term Advantage Fund (1)          47,960.257     90,287.126

Shares redeemed
---------------
Twenty Fund                            10,830.623     92,190.287
Health Care Fund (1)                    6,222.826          -
Short Term Advantage Fund (1)          59,474.577          -

Shares reinvested
-----------------
Twenty Fund                                 -              -
Health Care Fund (1)                        -              -
Short Term Advantage Fund (1)           3,210.535        634.014

(1)  For the period July 24, 2002 (effective date) to December 31, 2002.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period are as follows:

TWENTY FUND

Selected Per Share Data                      2003       2002       2001       2000       1999
                                           --------   --------   --------   --------   --------

Net asset value, beginning of year         $  9.15    $ 10.91    $ 11.33    $ 11.61    $  9.70
Income (loss) from investment operations:
  Net investment income (loss) (a)           (0.07)     (0.09)      0.09       0.04      (0.01)
  Net realized and unrealized gain (loss)
   on investment transactions                 1.52      (1.67)     (0.44)     (0.28)      2.89
                                           --------   --------   --------   --------   --------
Total from investment operations              1.45      (1.76)     (0.35)     (0.24)      2.88
Distributions of income                        -          -        (0.01)       -        (0.59)
Distributions of capital gains                 -          -        (0.06)     (0.04)     (0.38)
                                           --------   --------   --------   --------   --------
Net asset value, end of year               $ 10.60    $  9.15    $ 10.91    $ 11.33    $ 11.61
                                           --------   --------   --------   --------   --------

Total Return (%)                             15.8       (16.1)     (3.09)     (2.07)      29.8

Supplemental Data:
 Net assets, end of year ($ Thousands)     $ 2,223    $   659    $ 1,637    $ 1,716    $   312
Ratio to average net assets:
 Expenses (%) (b)                              2.5        2.9        2.1        1.9        4.5
 Net expenses (%) (c)                          1.9        2.5        1.8        1.5        1.9
 Net investment income (loss) (%)              .07       (0.8)       0.8        0.4       (0.1)
 Portfolio turnover rate (%)                    31         29         99         71         47

(a) Based on average shares outstanding during the period.
(b) Total expenses before reimbursements and waiver from Advisor.
(c) Net of reimbursements and waiver from Advisor.


HEALTH CARE FUND

Selected Per Share Data                                   2003        2002 (b)
                                                       ----------   ----------
Net asset value, beginning of period                     $  9.48      $ 10.00
Income (loss) from investment operations:
   Net investment income (loss) (a)                        (0.29)       (0.06)
   Net realized and unrealized gain (loss) on
     Investment transactions                                0.69        (0.46)
                                                       ----------   ----------
Total from investment operations                            0.40        (0.52)
Distributions                                                -            -
                                                       ----------   ----------
Net asset value, end of period                           $  9.88      $  9.48
                                                       ----------   ----------
Total Return (%) (c)                                         4.2         (5.2)

Supplemental Data
 Net assets, end of period ($ Thousands)                 $   509      $   134
Ratio to average net assets:
 Expenses (%) (d) (e)                                        3.2          8.6
 Net expenses (%) (D) (f)                                    2.0          2.3
 Net investment income (loss) (%) (d)                       (1.6)        (1.5)
 Portfolio turnover rate (%)                                  32           18

(a) Based on average shares outstanding during the period.
(b) For the period from July 24, 2002 to December 31, 2002.
(c) Not annualized for partial year 2002.
(d) Annualized for partial year 2002.
(e) Total expenses before reimbursements and waiver from Advisor.
(f) Net of reimbursements and waiver from Advisor.

SHORT TERM ADVANTAGE FUND

Selected Per Share Data                               2003         2002 (b)
                                                   ----------   -----------
Net asset value, beginning of period                 $ 10.08      $ 10.00
Income (loss) from investment operations:
 Net investment income (loss) (a)                       0.22         0.11
 Net realized and unrealized gain (loss) on
  investment transactions                               0.04         0.04
                                                   ----------   -----------
Total from investment operations                        0.26         0.15
Distributions of income                                (0.21)       (0.06)
Distributions of capital gains                           -          (0.01)
Return of capital                                      (0.13)         -
                                                   ----------   -----------
Net asset value, end of period                       $ 10.00      $ 10.08
                                                   ----------   -----------

Total Return (%) (c)                                     2.6          1.5

Supplemental Data
 Net assets, end of period ($ Thousands)             $   826      $   916
Ratio to average net assets:
 Expenses (%) (d) (e)                                    2.0          2.5
 Net expenses (%) (f)                                    1.7          -
 Net investment income (loss) (%) (d)                    2.3          2.5
 Portfolio turnover rate (%)                              -           106

(a) Based on average shares outstanding during the period.
(b) For the period from July 24, 2002 to December 31, 2002.
(c) Not annualized for partial year 2002.
(d) Annualized for partial year 2002.
(e) Total expenses before reimbursement and waiver from Advisor.
(f) Net of reimbursements and waiver from Advisor.

BOARD OF DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board of Directors and Officers of the fund as of December 31, 2003. Each individual's age is set forth in parentheses after his name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Adhia Funds, Inc., 1408 N. Westshore Blvd., Suite 611, Tampa, FL 33607. Each Board of Director's term of office extends until the next shareholders' meeting called for the purpose of electing Board of Directors and until the election and qualification of a successor, or until such Board of Director sooner dies, resigns or is removed as provided in the governing documents of the Fund.

Non-Interested Board of Directors

----------------------------------------------------------------------------------------
Name, Age                                                                   Number of
Position(s) Held        Principal Occupation(s) During Past 5 Years       Funds in Fund
Length of Time Served   and Other Directorships Held                     Family Overseen
----------------------------------------------------------------------------------------
Dr. Thomas L.Wheelen,   Professor of Strategic Management, University
(69)                    of South Florida.  Prior experiences include:
                        Professor, University of Virginia; University
                        of Arizona, and Northeastern University;
Director                various management capacities, General Electric
1999 - present          and the U.S. Navy; consultant to corporations,
                        federal and state government agencies.                   3
                        Directorships: Adhia Funds, Inc.; The Society
                        for Advancement of Management; Editorial Board
                        of SAM Advanced Management Journal; Lazer
                        Surgical Software, Inc.

Pravin D. Patel         Administrator, Forrest Hills Health Care, Inc.
(60)                    Directorships: Adhia Funds, Inc.; IndoUS Chamber
Director                of Commerce Advisory Board; Gujarati Samaj of            3
1998 - present          Tampa Bay; Chairman of Charotar Patidar Samaj

Interested Board of Directors and Officers

-------------------------------------------------------------------------------------------
Name, Age                                                                     Number of
Position(s) Held        Principal Occupation(s) During Past 5 Years and     Funds in Fund
Length of Time Served   Other Directorships Held                           Family Overseen
-------------------------------------------------------------------------------------------
Hitesh (John) P. Adhia  President and chief investment officer,
(39)                    Adhia Investment Advisors, Inc.  Prior
                        experiences include: owner of a CPA practice;
                        CFO and independent advisor to the Well Care             3
Director                group of companies; portfolio analyst, Florida
1998 - present          Farm Bureau Insurance.  Directorships: Adhia
                        Investment Advisor, Inc.; Adhia Funds, Inc.

Anil D. Amlani          Process control engineer, IMC Global.  Prior
(30)                    experiences Include: process engineer,
                        HydrogenSource; various Engineering positions
Director,               Champion Paper.  Directorships:                          3
1998 - present          Adhia Funds, Inc.

MANAGEMENT OFFICE

1408 N. Westshore Blvd., Suite 611
Tampa, FL  33607
Phone: (813) 289-8440
Fax: (813) 289-8849


INVESTMENT ADVISOR

Adhia Investment Advisors, Inc.
1408 N. Westshore Blvd., Suite 611
Tampa, FL  33607
Phone: (813) 289-8440
Fax: (813) 289-8849


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806
Phone: (800) 627-8172
Fax:   (317) 266-6756


INDEPENDENT AUDITOR

Alan K. Geer, P.A., CPA's
7401 D Temple Terrace Highway
Tampa, FL 33637

ITEM 2.  CODE OF ETHICS.

         The Board of Directors has adopted a code of ethics that applies to principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and Adhia Investment Advisors, the advisor, and to persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of Adhia Funds, Inc. has determined that Pravin D. Patel is the audit committee "financial expert", as defined in Item 3 of Form N-CSR. Mr. Patel is independent for purposes of
         Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

         (b) In the last 90 days, there have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 10. EXHIBITS.

         (a)  Not applicable.

         (b)  Attached hereto.

              Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

              Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

              Exhibit 99.CODE ETH   Code of Ethics pursuant to Item 2 of Form
                                    N-CSR.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Adhia Funds Inc

By:  /s/ Hitesh P. Adhia
     ------------------------------------
     Hitesh P. Adhia
     Chief Executive Officer & President

Date: February 27, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:   Adhia Funds, Inc.

By:    /s/ Hitesh P. Adhia
       ---------------------------
       Hitesh P. Adhia
       Chief Executive Officer

Date:  February 27, 2004

By:    /s/ Carol K. McAllister
       ---------------------------
       Carol K. McAllister
       Chief Financial Officer

Date:  February 27, 2004